UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 23, 2020
 _________________________
WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Bank Street, Waterbury, Connecticut 06702
(Address and zip code of principal executive offices)

203-578-2202
(Registrant’s telephone number, including area code)
______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value	WBS	New York Stock Exchange
Depository Shares, each representing 1/1000th interest in a share	WBS-F	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 23, 2020, the Company held its 2020 annual meeting of shareholders (the “Annual Meeting”) by remote communication. At the Annual Meeting, the Company’s shareholders voted on three proposals, each of which is described in the Company’s Proxy Statement related to the Annual Meeting. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for or against each matter and the number of abstentions and, if applicable, broker non-votes with respect to each matter:

Proposal 1

The Company’s shareholders elected nine individuals to the board of directors to serve one-year terms, as set forth below:

NOMINEES	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
William L. Atwell	78,221,515	585,918	99,800	4,660,436
John R. Ciulla	77,212,013	1,595,484	99,736	4,660,436
Elizabeth E. Flynn	78,671,783	136,194	99,256	4,660,436
E. Carol Hayles	78,735,525	73,118	98,590	4,660,436
Linda H. Ianieri	78,736,165	69,628	101,440	4,660,436
Laurence C. Morse	77,847,373	954,596	105,264	4,660,436
Karen R. Osar	77,707,760	1,105,734	93,739	4,660,436
Mark Pettie	78,205,306	601,190	100,737	4,660,436
Lauren C. States	78,665,348	149,655	92,230	4,660,436

Proposal 2

The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
77,256,292	1,436,672	214,269	4,660,436

Proposal 3

The Company’s shareholders ratified the appointment by the Board of Directors of KPMG LLP as the independent registered public accounting firm of Webster for the fiscal year ending December 31, 2020, as set forth below:

Votes For	Votes Against	Abstain
82,836,648	566,048	164,973

Item 9.01	Financial Statements and Exhibits
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits.

Exhibit Number	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

April 27, 2020	By:	/s/ Harriet Munrett Wolfe
	Name:	Harriet Munrett Wolfe
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).